UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 14, 2002
                                                        -----------------



                         Environmental Power Corporation
             (Exact name of registrant as specified in its charter)


Delaware                             0-15472                      04-2782065
--------                             -------                      ----------
(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                   File Number)             Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99 Press Release of Environmental Power Corporation ("POWR") dated November 14, 2002.

Item 9.  Regulation FD Disclosure

The Press Release attached as Exhibit 99 hereto is furnished pursuant to Regulation FD. It is not filed.

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning future growth prospects, estimated target markets, beliefs as to Microgy's business complimenting Environmental Power Corporation's existing business, beliefs as to the our licensed technology providing a unique solution to two critical market needs, the technology turning an expensive agricultural industry problem into a profit-generating solution for farmers and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended September 30, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ENVIRONMENTAL POWER CORPORATION


November 14, 2002                           By:

                                            / /R. Jeffrey Macartney
                                            Treasurer and
                                            Chief Financial Officer
                                            (principal accounting officer
                                            and authorized officer)